UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2010 (November 16, 2010)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As noted in Item 5.07 below, at the 2010 annual meeting of stockholders (the “Annual Meeting”) of First Acceptance Corporation (the “Company”) held on November 16, 2010, the Company’s stockholders approved an increase in the number of shares authorized for issuance pursuant to the Amended and Restated First Acceptance Corporation Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”).
     A summary of the material terms of the Employee Stock Purchase Plan is set forth on pages 29 and 30 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2010 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the Employee Stock Purchase Plan are qualified in their entirety by reference to the text of the Employee Stock Purchase Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Annual Meeting of the Company was held on November 16, 2010. At the Annual Meeting, Rhodes R. Bobbitt, Harvey B. Cash, Donald J. Edwards, Gerald J. Ford, Stephen J. Harrison, Thomas M. Harrison, Jr., Tom C. Nichols, Lyndon L. Olson, Jr. and William A. Shipp, Jr. were elected by the stockholders to serve as directors until the Company’s next annual meeting of stockholders and until such time as their respective successors are duly elected and qualified.
     In addition, at the Annual Meeting, the stockholders approved an increase in the number of shares authorized for issuance pursuant to the Employee Stock Purchase Plan and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.
     The final voting results for each of the foregoing proposals, which were described in more detail in the Proxy Statement, are set forth below.
     (1) Each director was elected by the following tabulation:

	For	Withheld
Rhodes R. Bobbitt	35,043,552	5,257,328
Harvey B. Cash	39,600,900	699,980
Donald J. Edwards	39,918,517	382,363
Gerald J. Ford	39,973,399	327,481
Stephen J. Harrison	39,969,099	331,781
Thomas M. Harrison, Jr.	39,976,049	324,831
Tom C. Nichols	35,098,034	5,202,846
Lyndon L. Olson, Jr.	39,622,483	678,397
William A. Shipp, Jr.	34,568,530	5,732,350

     (2) The increase in the number of shares authorized for issuance pursuant to the Employee Stock Purchase Plan was approved by the following tabulation:

			Votes Withheld and
For	Against	Abstain	Broker Non-Votes
39,675,152	559,872	65,856	8,208,378
     (3) The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011 was approved by the following tabulation:

For	Against	Abstain	Votes Withheld
39,944,168	6,938,758	6,378	1,619,954
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated First Acceptance Corporation Employee Stock Purchase Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Stephen J. Harrison
Stephen J. Harrison
Chief Executive Officer

Date: November 17, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated First Acceptance Corporation Employee Stock Purchase Plan